UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2018

ASPEN INSURANCE HOLDINGS LIMITED
(Exact name of registrant as specified in its charter)

Bermuda	001-31909	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
141 Front Street
Hamilton HM 19
Bermuda
(Address of principal executive offices)
(Zip Code)
Registrant’s telephone number, including area code: (441) 295-8201
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition
On January 25, 2018, Aspen Insurance Holdings Limited (“Aspen” or the “Company”) issued a press release announcing its preliminary estimates of fourth quarter 2017 natural catastrophe losses and underwriting results and its initial assessment of the impact of the Tax Cuts and Jobs Act of 2017 (the “U.S. Tax Reform”). A copy of the press release is filed as Exhibit 99.1.

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
On January 25, 2018, Aspen issued a press release announcing its preliminary estimates of fourth quarter 2017 natural catastrophe losses and underwriting results and its initial assessment of the impact of the U.S. Tax Reform. A copy of the press release is furnished as Exhibit 99.1.
Safe Harbor for Forward-Looking Statements
Some of the statements in Exhibit 99.1 include forward-looking statements which reflect Aspen’s current views with respect to its preliminary estimate of fourth quarter 2017 natural catastrophe losses and underwriting results and its initial assessment of the impact on the U.S. Tax Reform. Statements that include the words “expect,” “assume,” “objective,” “intend,” “plan,” “believe,” “do not believe,” “aim,” “project,” “anticipate,” “seek,” “will,” “likely,” “estimate,” “may,” “continue,” “guidance,” “outlook,” “trends,” “future,” “could,” “would,” “should,” “target,” “on track” and similar statements of a future or forward-looking nature identify forward-looking statements in Exhibit 99.1 for purposes of the U.S. federal securities laws or otherwise. Aspen intends these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ from those indicated in the forward-looking statements, including those factors listed under the caption entitled “Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995” in Aspen’s press release dated January 25, 2018. For more information regarding such factors, please refer to Aspen’s Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017, June 30, 2017 and September 30, 2017 as filed with the United States Securities and Exchange Commission.
Forward-looking statements speak only as of the date on which they are made or as otherwise indicated and Aspen undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(d) Unless otherwise specified above, the following exhibit is furnished as part of this report:
    99.1 Press Release of the Registrant, dated January 25, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASPEN INSURANCE HOLDINGS LIMITED (Registrant)

Dated: January 25, 2018	By:	/s/ Scott Kirk
	Name:	Scott Kirk
	Title:	Chief Financial Officer